As filed with the Securities and Exchange Commission on February 10, 2020

Registration No. 333-229803

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE

AMENDMENT NO. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HECLA MINING COMPANY*

(Exact name of registrant as specified in its charter)

Delaware	1400	77-0664171
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(208) 769-4100

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

David C. Sienko, Esq.

General Counsel

Hecla Mining Company

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815

(208) 769-4100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

with copies to:

J. Craig Walker, Esq.

K&L Gates LLP

70 West Madison Street, Suite 3100

Chicago, Illinois 60602

(312) 372-1121

* The additional registrants listed on Schedule A on the next page are also included in this Form S-3 Registration Statement as additional registrants.

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, par value $0.25 per share	(1)(2)	(1)(2)	(1)(2)	(3)
Preferred Stock, par value $0.25 per share	(1)(2)	(1)(2)	(1)(2)	(3)
Warrants	(1)(2)	(1)(2)	(1)(2)	(3)
Debt Securities	(1)(2)	(1)(2)	(1)(2)	(3)
Guarantees	(1)(2)	(1)(2)	(1)(2)	(3)

(1)	Not applicable pursuant to Form S-3 General Instruction II(E). Also see footnote (3) below.

(2)

An indeterminate aggregate initial offering price or number of shares of common stock, preferred stock, warrants, debt securities and guarantees of debt securities of Hecla Mining Company is being registered as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange or exercise of any securities registered hereunder.

(3)	In accordance with Rule 456(b) and Rule 457(r), the registrant is deferring payment of all of the registration fee.

SCHEDULE A

ADDITIONAL REGISTRANTS

Exact Name of Additional Registrant (1)	Jurisdiction of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Burke Trading, Inc.	Delaware	1400	20-1713481
Hecla Admiralty Company	Delaware	1400	26-1939060
Hecla Alaska LLC	Delaware	1400	20-3432198
Hecla Greens Creek Mining Company	Delaware	1400	84-1026255
Hecla Juneau Mining Company	Delaware	1400	52-1728103
Hecla Limited	Delaware	1400	82-0126240
Hecla MC Subsidiary, LLC	Delaware	1400	30-0738758
Hecla Silver Valley, Inc.	Delaware	1400	20-8525633
Rio Grande Silver, Inc.	Delaware	1400	26-0715650
Silver Hunter Mining Company	Delaware	1400	26-2311170
Hecla Montana, Inc.	Delaware	1400	46-4577805
Revett Silver Company	Montana	1400	91-1965912
Troy Mine Inc.	Montana	1400	91-1998829
RC Resources, Inc.	Montana	1400	71-0964096
Revett Exploration, Inc.	Montana	1400	46-1472712
Revett Holdings, Inc.	Montana	1400	46-1461451
Mines Management, Inc.	Idaho	1400	91-0538859
Newhi Inc.	Washington	1400	91-1409462
Montanore Minerals Corp.	Delaware	1400	34-1583080
Klondex Holdings (USA) Inc.	Nevada	1400	46-4317246
Klondex Gold & Silver Mining Company	Nevada	1400	91-0917394
Klondex Midas Holdings Limited	Nevada	1400	88-0496768
Klondex Midas Operations Inc.	Nevada	1400	88-0482449
Klondex Aurora Mine Inc.	Nevada	1400	81-3947077
Klondex Hollister Mine Inc.	Nevada	1400	81-4718745
Hecla Quebec Inc.	Canada	1400	N/A

(1)

Unless otherwise indicated, the address and telephone number of each registrant’s principal executive offices and the name, address and telephone number of each registrant’s agent for service is the same as that set forth above for Hecla.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-229803) is being filed for the purpose of updating the list of co-registrants so that the list accurately reflects those of our subsidiaries that may serve as guarantors of some or all of our debt securities offered under this Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

1

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The expenses relating to the registration of the securities will be borne by the registrant. Such expenses (excluding underwriting discounts and commissions) are estimated to be as follows:

Securities and Exchange Commission Registration Fee	$	#
Trustee Fees		*
Transfer Agents’ Fees and Expenses		*
Printing and Engraving Fees and Expenses		*
Accounting Fees and Expenses		*
Legal Fees		*
Miscellaneous		*
Total	$	*

#	To be determined. The Registrant is deferring payment of the registration fee in reliance on Rule 456(b) and 457(r).
*

As the types and amounts of securities to be issued and distributed pursuant to this registration statement may vary, the fees and expenses of such issuances and distributions cannot be reasonably determined or estimated at this time.

Item 15.	Indemnification of Directors and Officers.

The Registrant is organized as a corporation under Delaware law and is subject to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”). The following description is intended only as a summary and is qualified in its entirety by reference to the Restated Certificate of Incorporation of the Registrant, the Bylaws of the Registrant and the DGCL.

Pursuant to the DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation) by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The DGCL also permits indemnification by a corporation under similar circumstances for expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of an action by or in the right of such corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to such corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

To the extent that a present or former director or officer is successful in the defense of such an action, suit or proceeding (or of any claim, issue or matter therein), the corporation is required by the DGCL to indemnify such person for actual and reasonable expenses (including attorneys’ fees) incurred thereby.

Expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid (on terms and conditions satisfactory to the corporation) in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be so indemnified.

The DGCL provides that the indemnification and advancement of expenses described above shall not be deemed exclusive of other indemnification or advancement of expenses that may be granted by a corporation pursuant to its Bylaws, a disinterested director vote, a stockholder vote, an agreement or otherwise.

The DGCL also provides corporations with the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in a similar capacity for another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability as described above.

Accordingly, the Bylaws of the Registrant, to the fullest extent permitted by applicable law, indemnify and hold harmless each person (each, a “Covered Person”) who is or was a director, officer or employee of the Registrant or, while a director, officer or employee of the Registrant, is or was serving at the request of the Registrant as a director, officer or employee or agent of another corporation, or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans. However, the Registrant shall be required to indemnify any person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Directors or is a proceeding to enforce such person’s claim to indemnification pursuant to the rights granted by the Bylaws or otherwise by the Registrant. The Registrant may also enter into one or more agreements with any person which provide for indemnification greater or different than that provided in the Registrant’s Restated Certificate of Incorporation.

The Bylaws of the Registrant also provide that the Registrant shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such Covered Person to repay all amounts advanced if it should be ultimately determined that such Covered Person is not entitled to be indemnified.

The Bylaws of the Registrant also provide that the Registrant’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit entity.

Furthermore, pursuant to the Restated Certificate of Incorporation of the Registrant, as permitted under the DGCL, a director of the Registrant shall not be personally liable to the Registrant or its stockholders for monetary damages for breach of such person’s fiduciary duty as a director, except for liability (1) for any breach of such person’s duty of loyalty to the Registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL or (4) for any transaction from which he or she derived an improper personal benefit.

The DGCL permits, and the Registrant has, liability insurance for the benefit of its directors and officers.

Item 16.	List of Exhibits.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

4.1	Certificate of Designations, Preferences and Rights of Series B Cumulative Convertible Preferred Stock of the Registrant. Filed as part of exhibit 3.1 to Registrant’s Quarterly Report on Form 10-Q filed on July 28, 2010 (File No. 1-8491) and incorporated herein by reference.

4.2	Form of Warrant Agreement (including Form of Warrant Certificate) (to be filed by an amendment or as an exhibit to a document filed under the Securities Exchange Act of 1934 and incorporated herein by reference).

4.3(a)	Indenture dated as of April 12, 2013 among Hecla Mining Company, as Issuer, certain subsidiaries of Hecla Mining Company, as Guarantors thereto, and The Bank of New York Mellon Trust Company, N.A., as Trustee. Filed as exhibit 10.1 to Registrant’s Current Report on Form 8-K filed on April 15, 2013 (File No. 1-8491) and incorporated herein by reference.

4.3(b)	Supplemental Indenture, dated as of April 14, 2014, among Hecla Mining Company, as Issuer, certain subsidiaries of Hecla Mining Company, as Guarantors thereto, and The Bank of New York Mellon Trust Company, N.A., as Trustee. Filed as exhibit 4.2 to Registrant’s Registration Statement on Form S-3ASR filed on April 14, 2014 (Registration No. 333-195246) and incorporated herein by reference.

4.3(c)	Supplemental Indenture, dated as of August 5, 2015 among Hecla Mining Company, as Issuer, certain subsidiaries of Hecla Mining Company, as Guarantors thereto, and The Bank of New York Mellon Trust Company, N.A., as Trustee. Filed as exhibit 4.2(d) to Registrant’s Annual Report on Form 10-K filed on February 23, 2016 (File No. 1-8491) and incorporated herein by reference.

4.3(d)	Supplemental Indenture, dated October 26, 2016, among Hecla Mining Company, as Issuer, certain subsidiaries of Hecla Mining Company, as Guarantors thereto, and The Bank of New York Mellon Trust, N.A., as Trustee. Filed as exhibit 4.2(e) to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 1-8491) and incorporated herein by reference.

4.3(e)	Supplemental Indenture, dated November 30, 2018, among Hecla Mining Company, as Issuer, certain subsidiaries of Hecla Mining Company, as Guarantors thereto, and The Bank of New York Mellon Trust, N.A., as Trustee. Filed as exhibit 4.2(e) to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2018 (File No. 1-8491) and incorporated herein by reference.

4.3(f)	Supplemental Indenture, dated September 16, 2019, among Hecla Mining Company, as Issuer, certain subsidiaries of Hecla Mining Company, as Guarantors thereto, and The Bank of New York Mellon Trust, N.A., as Trustee. Filed as exhibit 4.2(f) to Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (File No. 1-8491) and incorporated herein by reference.

4.3(g)	Form of Indenture. Filed as exhibit 4.3(f) to Registrant’s Registration Statement on Form S-3 (File No. 333-229803) filed on February 22, 2019 and incorporated herein by reference.

4.4(a)	Warrant to Purchase 2,068,000 Common Shares of Hecla Mining Company dated July 20, 2018. Filed as exhibit 4.5(a) to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 (File No. 1-8491) and incorporated herein by reference.

4.4(b)	Warrant to Purchase 2,068,000 Common Shares of Hecla Mining Company dated July 20, 2018. Filed as exhibit 4.5(b) to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 (File No. 1-8491) and incorporated herein by reference.

Exhibit No.	Description of Exhibits

5.1	Opinion of David C. Sienko with respect to securities other than guarantees that may be offered by Hecla Quebec Inc.**

5.2	Opinion of David C. Sienko with respect to guarantees that may be offered by Hecla Quebec Inc.*

23.1	Consent of BDO USA, LLP*

23.2	Consent of David C. Sienko (included in Exhibit 5.1)**

23.3	Consent of David C. Sienko (included in Exhibit 5.2)*

24.1	Powers of Attorney for Co-Registrants other than Hecla Quebec Inc. (included on signature pages to the previously filed Registration Statement)**

24.2	Powers of Attorney for Hecla Quebec Inc. (included on signature page)*

25.1	Form T-1 Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Trustee with respect to Indenture dated as of April 12, 2013, as amended**

25.2	Form T-1 Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., as Trustee with respect to form of Indenture**

*	Filed herewith.
**	Previously filed with this Registration Statement.

Item 17.	Undertakings.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) of this section do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report, pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

HECLA MINING COMPANY

By:	/s/ Phillips S. Baker, Jr.
Name:	Phillips S. Baker, Jr.
Title:	Chief Executive Officer, President and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title
	*	Chief Executive Officer,
	Phillips S. Baker, Jr.	President and Director (principal executive officer)
	*	Senior Vice President and Chief Financial Officer
	Lindsay A. Hall	(principal financial and accounting officer)

	*	Director
Ted Crumley

	*	Director
George R. Nethercutt, Jr.

	*	Director
Terry V. Rogers

	*	Director
Charles B. Stanley

	*	Director
Stephen F. Ralbovsky

	*	Director
George R. Johnson

	*	Director
Catherine J. Boggs

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

BURKE TRADING, INC.

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

Director
Kurt Allen

	*	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

HECLA ADMIRALTY COMPANY

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer and Director
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Daniel A. Nelson	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

HECLA ALASKA LLC

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	Manager

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	*	Manager
Phillips S. Baker, Jr.

	/s/ Lauren M. Roberts	Manager
Lauren M. Roberts

	*	Manager
Russell Lawlar

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

HECLA GREENS CREEK MINING COMPANY

By:	/s/ Brian Erickson
Name:	Brian Erickson
Title:	President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	*	President
	Brian Erickson	(principal executive officer)

	*	Treasurer and Director
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Lauren M. Roberts	Director
Lauren M. Roberts

	*	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

HECLA JUNEAU MINING COMPANY

By:	/s/ Brian Erickson
Name:	Brian Erickson
Title:	President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	*	President
	Brian Erickson	(principal executive officer)

	*	Treasurer and Director
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Lauren M. Roberts	Director
Lauren M. Roberts

	*	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

HECLA LIMITED

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	*	Director
Phillips S. Baker, Jr.

	/s/ Luther J. Russell	Director
Luther J. Russell

	*	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

HECLA MC SUBSIDIARY, LLC

By:	/s/ Daniel A. Nelson
Name:	Daniel A. Nelson
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	*	President
	Daniel A. Nelson	(principal executive officer)

	*	Treasurer
	Jason Heidt	(principal financial and accounting officer)

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

HECLA SILVER VALLEY, INC.

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	*	Director
Phillips S. Baker, Jr.

	*	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

RIO GRANDE SILVER, INC.

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Luther J. Russell	Director
Luther J. Russell

	*	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

SILVER HUNTER MINING COMPANY

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Keith Blair	Director
Keith Blair

	*	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

HECLA MONTANA, INC.

By:	/s/ Luther J. Russell
Name:	Luther J. Russell
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	*	President and Director
	Luther J. Russell	(principal executive officer)

	*	Chief Financial Officer and Director
	Daniel A. Nelson	(principal financial and accounting officer)

	/s/ Kurt Allen	Director
Kurt Allen

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

REVETT SILVER COMPANY

By:	/s/ Luther J. Russell
Name:	Luther J. Russell
Title:	Chief Executive Officer, President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	*	Chief Executive Officer, President and Director
	Luther J. Russell	(principal executive officer)

	*	Chief Financial Officer and Director
	Daniel A. Nelson	(principal financial and accounting officer)

	*	Director
Timothy Lindsey

	/s/ Kurt Allen	Director
Kurt Allen

	/s/ Keith Blair	Director
Keith Blair

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

TROY MINE INC.

By:	/s/ Luther J. Russell
Name:	Luther J. Russell
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	*	President and Director
	Luther J. Russell	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Kurt Allen	Director
Kurt Allen

	/s/ Keith Blair	Director
Keith Blair

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

RC RESOURCES, INC.

By:	/s/ Luther J. Russell
Name:	Luther J. Russell
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	*	President and Director
	Luther J. Russell	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Kurt Allen	Director
Kurt Allen

	/s/ Keith Blair	Director
Keith Blair

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

REVETT EXPLORATION, INC.

By:	/s/ Luther J. Russell
Name:	Luther J. Russell
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	*	President and Director
	Luther J. Russell	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Kurt Allen	Director
Kurt Allen

	/s/ Keith Blair	Director
Keith Blair

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

REVETT HOLDINGS, INC.

By:	/s/ Luther J. Russell
Name:	Luther J. Russell
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	*	President and Director
	Luther J. Russell	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Kurt Allen	Director
Kurt Allen

	/s/ Keith Blair	Director
Keith Blair

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

MINES MANAGEMENT, INC.

By:	/s/ Kurt Allen
Name:	Kurt Allen
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Kurt Allen	President and Director
	Kurt Allen	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	*	Director
Douglas A. Stiles

	*	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

NEWHI INC.

By:	/s/ Kurt Allen
Name:	Kurt Allen
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Kurt Allen	President and Director
	Kurt Allen	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	*	Director
Douglas A. Stiles

	*	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

MONTANORE MINERALS CORP.

By:	/s/ Kurt Allen
Name:	Kurt Allen
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Kurt Allen	President and Director
	Kurt Allen	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	*	Director
Douglas A. Stiles

	*	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

KLONDEX HOLDINGS (USA) INC.

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Kurt Allen	Director
Kurt Allen

	*	Director
Daniel A. Nelson

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

KLONDEX GOLD & SILVER MINING COMPANY

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Kurt Allen	Director
Kurt Allen

	*	Director
Luther J. Russell

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

KLONDEX MIDAS HOLDINGS LIMITED

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Kurt Allen	Director
Kurt Allen

	*	Director
Luther J. Russell

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

KLONDEX MIDAS OPERATIONS INC.

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Kurt Allen	Director
Kurt Allen

	*	Director
Luther J. Russell

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

KLONDEX AURORA MINE INC.

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Kurt Allen	Director
Kurt Allen

	*	Director
Luther J. Russell

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

KLONDEX HOLLISTER MINE INC.

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

	Signature	Title

	/s/ Lauren M. Roberts	President and Director
	Lauren M. Roberts	(principal executive officer)

	*	Treasurer
	Russell Lawlar	(principal financial and accounting officer)

	/s/ Kurt Allen	Director
Kurt Allen

	*	Director
Luther J. Russell

* By:	/s/ David C. Sienko	Attorney-in-Fact
David C. Sienko

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 10, 2020.

HECLA QUEBEC INC.

By:	/s/ Lauren M. Roberts
Name:	Lauren M. Roberts
Title:	President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Sienko and Michael L. Clary, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of February, 2020.

Signature	Title

/s/ Lauren M. Roberts	President and Director
Lauren M. Roberts	(principal executive officer)

/s/ Christopher McLean	Treasurer
Christopher McLean	(principal financial and accounting officer)

/s/ Robert D. Brown	Director
Robert D. Brown

/s/ Phillips S. Baker, Jr.	Director
Phillips S. Baker, Jr.